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J.P. MORGAN FUNDS
Supplement effective April 10, 2001 to the following Prospectus:

J.P. Morgan Money Market Funds, dated March 1, 2001

The last sentence of the paragraph under the heading "Timing of orders" on page 11, is hereby deleted in its entirety and replaced with the following:

The Funds have the right to suspend redemption of shares in the event of certain extraordinary circumstances described in the Statement of Additional Information. The Prime Money Market Fund has the right to postpone payment of redemption proceeds for up to one day. The Federal and Tax Exempt Money Market Funds have the right to postpone payment of redemption proceeds for up to seven days.